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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 26, 2005


                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  PENNSYLVANIA                            1-1398                 23-1174060
  (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
  OF INCORPORATION)                       NUMBER)            IDENTIFICATION NO.)
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                              100 KACHEL BOULEVARD
                     GREEN HILLS CORPORATE CENTER, SUITE 400
                          READING, PENNSYLVANIA             19607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ]   WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17
      CFR 230.425)

[ ]   SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17
      CFR 240.14a-12)

[ ]   PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE
      EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ]   PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE
      EXCHANGE ACT (17 CFR 240.13e-4(c))

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UGI Utilities, Inc.                                               Form 8-K
Page 2                                                            April 26, 2005

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 26, 2005, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and UGI
Utilities, Inc. for the fiscal quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   Exhibits.

            99    Press Release of UGI Corporation, the parent of UGI Utilities,
                  Inc., dated April 26, 2005, reporting financial results for
                  UGI Corporation and UGI Utilities, Inc. for the fiscal quarter ended March 31, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              UGI UTILITIES, INC.
                                              (REGISTRANT)


                                              By:  /s/  Robert W. Krick
                                                   -----------------------------
                                                   Robert W. Krick
                                                   Assistant Treasurer

Date:  April 26, 2005

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                                  EXHIBIT INDEX


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
EXHIBIT NO.     DESCRIPTION
-----------     -----------
    99          Press Release of UGI Corporation dated April 26, 2005.
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